UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

AMERICAN EAGLE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, CO	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 798-5235
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

On May 8, 2015, American Eagle Energy Corporation and our first tier subsidiary AMZG, Inc. (collectively, “we” “us,” or “our”), filed voluntary petitions in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the respective captions, In re American Eagle Energy Corporation, Case No. 15-15073-HRT, and In re AMZG, Inc., Case No. 15-15074-HRT (collectively, the “Bankruptcy Cases”). We will continue to operate our business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To assure ordinary course operations, we are seeking approval from the Bankruptcy Court of a variety of “first day” motions, including authority to maintain bank accounts and other customary relief.

On March 9, 2015, we issued a press release announcing the filing of the Bankruptcy Cases. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements

We caution our equity and debt holders that trading in our securities during the pendency of the Bankruptcy Cases will be highly speculative and will pose additional, substantial risks in addition to the various risks that we have previously disclosed in our press releases, registration statements filed under the Securities Act of 1933, as amended (the “Securities Act”), and periodic reports and schedules filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading prices for our equity or debt securities are not expected to bear any substantive relationship to any recovery that our equity or secured note holders may obtain in our Bankruptcy Cases. In that context, we cannot provide any assurance in respect of the scope or amount, nature, or timing of any recovery for any such holders. Accordingly, we urge extreme caution with respect to existing and future investments in our equity or debt securities.

A plan of reorganization, sale of assets, or liquidation may result in the holders of our debt securities receiving little distribution in respect of their interests and the holders of our equity securities receiving little or no distribution in respect of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization could be confirmed notwithstanding its rejection by our equity holders and notwithstanding the fact that such equity holders do not receive or retain any property on account of their equity interests under such plan.

Section 2 – Financial Information

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Bankruptcy Cases constituted an Event of Default under the Indenture that we entered on August 27, 2015, with U.S. Bank National Association, as Trustee and Collateral Agent, in connection with a series of 11% secured bonds in the aggregate initial principal amount of $175,000,000 (collectively, the “Bonds”) that we sold and issued on that date. Any efforts to enforce our payment and other obligations thereunder are automatically stayed as a result of our filing of the Bankruptcy Cases and the rights of enforcement of the Trustee on behalf of the holders of Bonds are subject to the applicable provisions of the Bankruptcy Code.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

We have been in a process of assessing our near- and mid-term liquidity and exploring various options to strengthen our balance sheet. In that context, we have engaged in discussions with certain holders of our Bonds, regarding, among other things, the potential terms under which our indebtedness could be restructured to allow us to continue developing our oil and gas assets. Further, prior to our execution of the Forbearance Agreement that we disclosed in our Current Report on Form 8-K, as filed with the Commission on April 7, 2015, we had been engaged in discussions with other potential investors regarding alternative financing sources.

In connection with such discussions and subject to the terms and conditions of short-term non-disclosure agreements, we provided certain unaudited financial projections and other information to certain holders of our Bonds and potential investors and their respective advisors, counsel, and representatives. The projections and other information, which are included in the presentation materials furnished as Exhibits 99.2 through 99.15 to this Current Report, were prepared solely in connection with such discussions and at the request of those holders of our Bonds with whom we were holding such discussions and are furnished herein only because they were provided to such holders. The projections and other information were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “Commission”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present financial condition in accordance with accounting principles generally accepted in the United States. Our registered public accounting firm has not examined, compiled, reviewed, or otherwise applied any procedures to the projections and, accordingly, did not and do not express an opinion or any other form of assurance or comfort with respect to the projections.

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Certain of the projections were also prepared for internal use, capital budgeting, and other management decisions and are subjective in many respects and, thus, subject to various interpretations. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by our management with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, may have been valid at the time generated, and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions made in preparing the projections have proven or will prove accurate.

It is expected that there will be differences between actual and projected results. The differences may be material due to the occurrence of unforeseen events that occurred subsequently to the preparation of the projections. The inclusion of the projections herein should not be regarded as an indication that we or our representatives consider the projections to be a reliable predictor of future events. The projections should not be relied upon as such. Neither we nor our representatives (i) have made or make any representation to any person regarding our ultimate performance compared to the projections or (ii) undertake any obligation to update the projections to reflect changes in circumstances after the date on which we originally made the projection or to reflect the expectation of varying future events, even if any or all of the assumptions underlying the projections are shown to be in error.

Non-GAAP Financial Measures

Certain of the presentation materials furnished as Exhibits 99.2 through 99.15 to this Current Report may contain certain forward-looking non-GAAP financial measures, as defined in Regulation G, relating to actual results. We have not provided a reconciliation of the forward-looking non-GAAP financial measures included therein to the closest equivalent GAAP financial measure because, due primarily to variability and difficulty in making accurate forecasts and projection, not all of the information necessary to forecast and quantify the exact amount of the items excluded from the non-GAAP financial measures that will be included in the closest equivalent GAAP financial measure was or is available to us without unreasonable efforts. In certain of our press releases, we have previously discussed the following non-GAAP financial measures: Adjusted EBITDA, Adjusted Cash Flow, and Adjusted Earnings (Loss).

Adjusted EBITDA

In addition to reporting net income (loss) as defined under GAAP, we have also presented net earnings before interest income, dividend income, interest expense, income taxes, depletion, depreciation, and amortization, non-cash expenses related to stock-based compensation, accretion of asset retirement obligations, impairment of oil and gas properties, loss on early extinguishment of debt, loss on sale of oil and gas properties, one-time loss (gain) on settlement of derivatives, and change in value of derivatives and marketable securities recognized under ASC Topic 718 (“Adjusted EBITDA”), which is a non-GAAP performance measure. Adjusted EBITDA consists of net earnings after adjustment for certain items that may be described in certain of the Exhibits. Adjusted EBITDA does not represent, and should not be considered an alternative to GAAP measurements, such as net income (loss) (its most directly comparable GAAP measure), and the calculations thereof may not be comparable to similarly titled measures reported by other companies. By eliminating certain items, we believe the measure is useful in evaluating its fundamental core operating performance. We also believe that Adjusted EBITDA is useful to investors because similar measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies in similar industries. Our management uses Adjusted EBITDA to manage our business, including in preparing our annual operating budget and financial projections. Our management does not view Adjusted EBITDA in isolation and also uses other measurements, such as net income (loss) and revenues to measure operating performance.

Adjusted Cash Flow

In addition to reporting net income (loss) as defined under GAAP, we also present cash flow after paying interest expense (“Adjusted Cash Flow”), which is a non-GAAP performance measure. Adjusted Cash Flow consists of Adjusted EBITDA after adjustment for those items described in the table below. Adjusted EBITDA does not represent, and should not be considered an alternative to GAAP measurements, such as net income (loss) (its most directly comparable GAAP measure), and the calculations thereof may not be comparable to similarly titled measures reported by other companies. By eliminating certain items, we believe the measure is useful in evaluating our fundamental core operating performance. We also believes that Adjusted Cash Flow is useful to investors because similar measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies in similar industries. Our management uses Adjusted Cash Flow to manage our business, including in preparing our annual operating budget and financial projections. Our management does not view Adjusted Cash Flow in isolation and also uses other measurements, such as net income (loss) and revenues to measure operating performance.

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Adjusted Earnings (Loss)

In addition to reporting net income (loss) as defined under GAAP, we also present net income (loss) before the impairment of oil and gas properties, loss on early extinguishment of debt, one-time gain or loss on settlement of derivatives, and non-cash expenses related to the change in fair value of derivatives and marketable securities (“adjusted earnings (loss)”), which is a non-GAAP performance measure. Adjusted earnings (loss) consists of earnings after adjustment for certain items. Adjusted earnings does not represent, and should not be considered an alternative to GAAP measurements, such as net income (loss), and the calculations thereof may not be comparable to similarly titled measures reported by other companies. By eliminating certain items, we believe the measure is useful in evaluating its fundamental core operating performance. We also believes that adjusted earnings is useful to investors because similar measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies in similar industries. Our management uses adjusted earnings to manage its business, including in preparing its annual operating budget and financial projections. Our management does not view adjusted earnings in isolation and also uses other measurements, such as net income (loss) and revenues to measure operating performance.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Exchange or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information herein that is required to be disclosed solely by Item 7.01.

Cautionary Note Regarding Forward-Looking Statements

All statements other than statements of historical facts included in Exhibits 99.2 through 99.15 to this Current Report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and compliance with the terms of the Bonds may constitute “forward-looking statements,” as such term is defined in Section 21E of the Exchange Act. When used herein, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “possible,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may,” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. We have based these forward-looking statements on our current expectations and assumptions about future events. Although our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and many of which are beyond our control. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to our periodic reports filed with the Commission in connection with our reporting obligations under the Exchange Act. We disclaim any duty to update or alter any forward-looking statements, except as required by applicable law.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Press Release, dated May 11, 2015, furnished with this Current Report
99.2	Release of private information furnished with this Current Report – AMZG Noteholder Presentation 3 24 2015.
99.3	Release of private information furnished with this Current Report – AMZG Reserves Summary - NYMEX Strip $53 2015 - Excl SM.
99.4	Release of private information furnished with this Current Report – Proved Reserves Rollforward 12-31-14 with Narrative.
99.5	Release of private information furnished with this Current Report – Proved Reserves Rollforward 12-31-14 with Narrative and PDP only.
99.6	Release of private information furnished with this Current Report – Summary of average production net to the registrant.
99.7	Release of private information furnished with this Current Report – AMZG Well Economic Slides (2015 03 10).
99.8	Release of private information furnished with this Current Report – AMZG 4Q2014 Cash Flow Reconciliation.
99.9	Release of private information furnished with this Current Report – Operated Well Results Table (2015 03 13).
99.10	Release of private information furnished with this Current Report – AMZG - LOE Components.
99.11	Release of private information furnished with this Current Report – 1Q 2015 Production Reconciliation.
99.12	Release of private information furnished with this Current Report – Operated Well Results Table not excluding wells (2015 03 24).
99.13	Release of private information furnished with this Current Report – AMZG Acreage Summary (As of 12 31 14) Final Version.
99.14	Release of private information furnished with this Current Report – Unrisked Potential Drilling Inventory as of 12 31 14 (2015 03 24).
99.15	Release of private information furnished with this Current Report – Draft 16-week cash flow forecast (unapproved by the company’s creditors).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley Colby
Bradley Colby
President and Chief Executive Officer

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